                                                                   Exhibit 10.9


                       MONITORING AND OVERSIGHT AGREEMENT

         This MONITORING AND OVERSIGHT AGREEMENT (this "Agreement") is made and entered into effective as of January 31, 2003, among Viasystems Group, Inc., a Delaware corporation ("Holdings"), Viasystems, Inc., a Delaware corporation ("VI"), Viasystems Technologies Corp. L.L.C., a Delaware limited liability company ("VTC"), Viasystems International, Inc., a Delaware corporation ("VI International"), Viasystems Milwaukee, Inc., a Wisconsin corporation ("VMI"), Wire Harness Industries, Inc., a Delaware corporation ("Harness"), Electro Componentes de Mexico, S.A. de C.V., a Mexican legal entity ("ECM"), Viasystems EMS-Europe, Ltd, a company organized under the laws of England and Wales ("EMS-Europe"), Viasystems Canada G.P., a Canadian general partnership ("Canada"), Viasystems Mommers BV, a corporation organized under the laws of the Netherlands ("Mommers"), Shanghai Reltec Communications Technology Co. Ltd., a company organized under the laws of the Peoples Republic of China ("Reltec"), Shanghai Viasystems EMS Co. Ltd., a company organized under the laws of the Peoples Republic of China ("EMS-China"), Qingdao Viasystems Telecommunications Technologies Co. Ltd., a company organized under the laws of the Peoples Republic of China ("Qingdao"), Viasystems CY EMS Shenzhen Company Ltd., a company organized under the laws of the Peoples Republic of China ("CY"), Viasystems EMS (Hong Kong) Company Ltd., a company organized under the laws of Hong Kong ("Hong Kong"), Guangzhou Kalex Laminate Company Ltd., a company organized under the laws of the Peoples Republic of China ("Kalex"), Kalex Circuit Board (China) Limited, a company organized under the laws of Hong Kong ("KCB"), Guangzhou Termbray Electronics Technology Co. Ltd., a company organized under the laws of the Peoples Republic of China ("Termbray"), Guangzhou Termbray Circuit Board Co. Ltd., a company organized under the laws of the Peoples Republic of China ("TCB"), Kalex Multi-Layer Circuit Board (Zhongshan) Ltd., a company organized under the laws of the Peoples Republic of China ("Zhongshan" and, together with Holdings, VI, VTC, VI International, WMI, Harness, ECM, EMS-Europe, Canada, Mommers, Reltec, EMS-China, Qingdao, CY, Hong Kong, Kalex, KCB, Termbray and TCB the "Clients") and Hicks, Muse & Co. Partners, L.P., a Texas limited partnership (together with its successors, "HMCo").

         WHEREAS, Clients desire to engage HMCo to provide certain financial monitoring and oversight services as provided herein.

         NOW THEREFORE, in consideration of the services to be rendered by HMCo to the Clients, and to evidence the obligations of the Clients to HMCo and the mutual covenants herein contained, the Clients hereby jointly and severally agree as follows:

         1. Retention. The Clients hereby acknowledge that they have retained HMCo to provide, and HMCo acknowledges that, subject to reasonable advance notice in order to accommodate scheduling, HMCo will provide, financial oversight and monitoring services to the Clients as requested by the board of directors of Holdings during the term of this Agreement.

         2. Term.

                  (a) The term of this Agreement shall continue until the earlier of (i) the tenth anniversary of the date hereof and (ii) the date on which Hicks, Muse, Tate & Furst Incorporated, a Texas corporation ("HMTF"), and its affiliates cease to own beneficially, directly or indirectly, any securities of any of the Clients or their successors (such date on which the term of this Agreement terminates herein referred to as the "Termination Date").

                  (b) Notwithstanding any termination of this Agreement, (i) the rights of the Indemnified Persons (as defined in Section 5 hereof) under Section 5 hereof shall survive any such termination of this Agreement, (ii) the clients shall pay to HMCo (A) on the fifteenth (15th) day following the Termination Date, amounts payable to HMCo as a Monitoring Fee for periods up to and including the Termination Date which have not been paid as of the Termination Date and (B) promptly (but not more than 10 days) after request by or notice from HMCo, the Reimbursable Expenses for which HMCo has provided Holdings invoices or reasonably detailed descriptions relating to periods up to and including the Termination Date which have not been paid as of the Termination Date and (iii) the terms of this Agreement (including Section 7 hereof) shall survive any such termination for the purpose of enabling HMCo to enforce its rights set forth in this Section 2(b) and Section 5.

         3. Compensation. (a) As compensation for HMCo's services under this Agreement, the Clients shall be jointly and severally obligated to pay (the "Monitoring Fee") to HMCo an annual fee (prorated for any partial period) in an amount equal to the lesser of (i) 2% of Consolidated EBITDA (as defined in the Credit Agreement (as defined below)) for such fiscal year (or partial period, if applicable) and (ii) $1,500,000.

                  (b) The Monitoring Fee shall be payable, by wire transfer of immediately available funds to the account described on Exhibit A hereto (or such other account as HMCo may hereafter designate in writing), annually on the later of (each a "Payment Date") (i) the date VI receives its audit financial statements for the preceding fiscal year or (ii) if applicable, the date VI has delivered the financial statements for the preceding fiscal year in accordance with subsection 10(a) of the Credit Agreement (the "Credit Agreement") dated as of January 31, 2003 among Holdings, VI, the several banks and other financial institutions from time to time parties thereto and JPMorgan Chase Bank, as Administrative Agent, beginning with the first Payment Date following the 2003 fiscal year; provided however, HMCo may, in its discretion, elect to defer the payment of such amounts in cash and in such instances such amount shall be accrued as an obligation of the Clients. HMCo may at any time thereafter elect to require all previously accrued obligations to be immediately payable in cash by the Clients.

                  (c) All amounts payable in cash (which for the avoidance of doubt excludes amounts HMCo elects to defer) and past due in respect of the Monitoring Fee shall bear interest at the lesser of the highest rate of interest which may be charged under applicable law or the prime commercial lending rate per annum of JPMorgan Chase Bank, N.A. or its successors (which rate is a reference rate and is not necessarily its lowest or best rate of interest actually charged to any customer) (the "Prime Rate") as in effect from time to time, plus 5%, from the due date of such payment to and including the date on which payment is made to HMCo in full, including such interest accrued thereon.

         4. Advisors to HMCo. The Clients acknowledge and agree that HMCo, in its discretion, may engage one or more third party advisors (each an "Advisor") to provide advice to

HMCo in connection with HMCo's obligations under this Agreement. HMCo shall be responsible for payment of the fees of such Advisors.

         5. Reimbursement of Expenses. In addition to the compensation to be paid pursuant to Section 3 hereof, the Clients, jointly and severally, agree to pay or reimburse HMCo for all "Reimbursable Expenses," which shall consist of
(i) all reasonable disbursements and out-of-pocket expenses (including without limitation costs of travel, postage, deliveries, communications, etc.) incurred by HMCo or its Advisors or their respective affiliates for the account of any of the Clients or in connection with the performance by HMCo of the services contemplated by Section 1 hereof and (ii) the applicable Client's or Clients' Pro Rata Share of Allocable Expenditures as defined in Exhibit B hereto. Promptly (but not more than 10 days) after request by or notice from HMCo, the Clients, jointly and severally, agree to pay HMCo, by wire transfer of immediately available funds to the account described on Exhibit A hereto (or such other account as HMCo may hereafter designate in writing), the Reimbursable Expenses for which HMCo has provided Holdings invoices or reasonably detailed descriptions. All past due payments in respect of the Reimbursable Expenses shall bear interest at the lesser of the highest rate of interest which may be charged under applicable law or the Prime Rate plus 5% from the Payment Date to and including the date on which such Reimbursable Expenses plus accrued interest thereon, are fully paid to HMCo.

         6. Indemnification. The Clients, jointly and severally, shall indemnify and hold harmless each of HMCo and its Advisors, their respective affiliates, and the respective directors, officers, partners, members, controlling persons (within the meaning of Section 15 of the Securities Act of 1933 or Section 20(a) of the Securities Exchange Act of 1934), if any, agents and employees of HMCo and its Advisors and/or any of their respective affiliates (HMCo, its Advisors, their respective affiliates, and such other specified persons being collectively referred to as "Indemnified Persons" and individually as an "Indemnified Person") from and against any and all claims, liabilities, losses, damages and expenses incurred by any Indemnified Person (including reasonable fees and disbursements of the respective Indemnified Person's counsel) which (i) are related to or caused by or arise out of (A) actions taken or omitted to be taken (including any untrue statements made or any statements omitted to be made) by any of the Clients or any of their subsidiaries or (B) actions taken or omitted to be taken by an Indemnified Person with the consent of any Client or any subsidiary of any Client, or in conformity with instructions of any Client or any subsidiary of any Client or actions or omissions of any Client or any subsidiary of any Client or (ii) are otherwise related to or arise out of HMCo's engagement hereunder, and will reimburse each Indemnified Person for all reasonable costs and expenses, including fees and disbursements of any Indemnified Person's counsel, as they are incurred, in connection with investigating, preparing for, defending, or appealing any action, formal or informal claim, investigation, inquiry or other proceeding, whether or not in connection with pending or threatened litigation, caused by or arising out of or in connection with HMCo's or such Advisor's acting pursuant to the engagement, whether or not any Indemnified Person is named as a party thereto and whether or not any liability results therefrom. None of the Clients will however, be responsible for any claims, liabilities, losses, damages, or expenses pursuant to clause (B) of the preceding sentence that have resulted primarily from HMCo's or any Advisor's bad faith, gross negligence or willful misconduct. Each of the Clients also agrees that neither HMCo nor any other Indemnified Person shall have any liability to any Client or any subsidiary of any Client for or in connection with such engagement except for any such liability for claims, liabilities, losses, damages, or expenses incurred by any Client or any subsidiary of any Client that have resulted primarily from HMCo's or such Advisor's bad faith, gross negligence or willful misconduct. Each Client further agrees that it will not, without the prior written consent of HMCo and/or the Advisor, as applicable, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnifications may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of HMCo, such Advisor and each other Indemnified Person hereunder from all liability arising out of such claim, action, suit or proceeding. EACH CLIENT HEREBY ACKNOWLEDGES THAT THE FOREGOING INDEMNITY SHALL BE APPLICABLE TO ANY CLAIMS, LIABILITIES, LOSSES, DAMAGES OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OF HMCO, EACH ADVISOR OR ANY OTHER INDEMNIFIED PERSON.

         The foregoing right to indemnity shall be in addition to any rights that HMCo and/or any other Indemnified Person may have at common law or otherwise and shall remain in full force and effect following the completion of the engagement or any termination of the engagement or this Agreement as provided in Section 2.

         It is understood that, in connection with HMCo's engagement, HMCo may also be engaged to act for any Client or any subsidiary of any Client in one or more additional capacities, and that the terms of this engagement or any such additional engagement may be embodied in one or more separate written agreements. This indemnification shall apply to the engagement specified in
Section 1 hereof as well as to any such additional engagement(s) (whether written or oral) and any modification of said engagement or such additional engagement(s) and shall remain in full force and effect following the completion or termination of said engagement or such additional engagements.

         Each Client further understands that if HMCo is asked to furnish any Client a financial opinion letter or act for any Client in any other formal capacity, such further action may be subject to a separate agreement containing provisions and terms to be mutually agreed upon.

         7. Confidential Information. In connection with the performance of the services hereunder, HMCo agrees not to, and to use commercially reasonable efforts to cause its officers, directors, employees, agents and representatives acting on behalf of HMCo pursuant to this Agreement not to, divulge any confidential information, secret processes or trade secrets disclosed by any Client to HMCo or any such person in connection with the providing of services by HMCo (or any such person on HMCo's behalf) solely in its capacity as a financial advisor pursuant to this Agreement, unless the applicable Client consents to the divulging thereof or such information, secret processes, or trade secrets are publicly available or otherwise available to HMCo without restriction or breach of any confidentiality agreement or unless required by any governmental authority or in response to any valid legal process.

         8. Governing Law; Jurisdiction and Venue. This Agreement shall be construed, interpreted, and enforced in accordance with the laws of the State of Texas, excluding any choice-of-law provisions thereof. Each of the parties hereby (a) irrevocably submits to the exclusive jurisdiction of the United States Federal District Court for the Northern District of Texas, sitting in Dallas County, Texas, the United States of America, in the event such court has jurisdiction or, if such court does not have jurisdiction, to any district court sitting in Dallas County, Texas, the United States of America, for the purposes of any suit, action or proceeding arising out of or relating to this Agreement, including any claims by any Indemnified Persons for indemnity pursuant to Section 6 hereof,
(b) waives, and agrees not to assert in any such suit, acting or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court or of any other court to which proceedings in such court may be appealed, (ii) such suit, action or proceeding is brought in an inconvenient forum or (iii) the venue of such suit, action or proceeding is improper and (c) expressly waives any requirement for the posting of a bond by the party bringing such suit, action or proceeding. Each of the parties consents to process being served in any such suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such services shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 8 shall affect or limit any right to serve process in any other manner permitted by law.

         9. Assignment. This Agreement and all provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned (other than with respect to the rights and obligations of HMCo, which may be assigned to any one or more of its principals or affiliates) by any of the parties without the prior written consent of the other parties.

         10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

         11. Other Understandings. All discussions, understandings, and agreements heretofore made between any of the parties hereto with respect to the subject matter hereof are merged in this Agreement, which alone fully and completely expresses the Agreement of the parties hereto. All calculations of the Monitoring Fee and Reimbursable Expenses shall be made by HMCo and, in the absence of mathematical error, shall be final and conclusive. All references to "$" or dollar amounts will be to lawful currency of the United States of America. All fees, expenses and other amounts payable to HMCo hereunder shall be
(a) payable in U.S. dollars and if such amounts were originally expressed in any other currency, then unless otherwise provided herein such amounts shall be converted to U.S. dollars at the official exchange rate published by the government of such country to which such currency relates on the date of payment or, if such government does not have a published exchange rate on the date of payment, the applicable New York foreign exchange selling rate as published in The Wall Street Journal on the date of payment or, if not published on the date of payment, on the most recent previously published rate, (b) grossed-up to cover any withholding, value-added or other similar taxes, and (c) paid by wire transfer of immediately available funds to the account described on Exhibit A hereto (or such other account as HMCo may hereafter designate in writing).

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          HICKS, MUSE & CO. PARTNERS, L.P.

                                          By: HM PARTNERS, INC.,
                                              its General Partner


                                              By: /s/ DAVID W. KNICKEL
                                                  ------------------------------
                                                  David W. Knickel


VIASYSTEMS GROUP, INC.

By: /s/ DAVID J. WEBSTER
   -----------------------------------------
Name: David J. Webster
     ---------------------------------------
Title: Senior Vice President
      --------------------------------------


VIASYSTEMS, INC.

By: /s/ DAVID J. WEBSTER
   -----------------------------------------
Name: David J. Webster
     ---------------------------------------
Title: Senior Vice President
      --------------------------------------


VIASYSTEMS TECHNOLOGIES CORP. L.L.C.

By: /s/ DAVID J. WEBSTER
   -----------------------------------------
Name: David J. Webster
     ---------------------------------------
Title: Senior Vice President
      --------------------------------------


VIASYSTEMS INTERNATIONAL, INC.

By: /s/ DAVID J. WEBSTER
   -----------------------------------------
Name: David J. Webster
     ---------------------------------------
Title: Senior Vice President
      --------------------------------------


VIASYSTEMS MILWAUKEE, INC.

By: /s/ DAVID J. WEBSTER
   -----------------------------------------
Name: David J. Webster
     ---------------------------------------
Title: Senior Vice President
      --------------------------------------

WIRE HARNESS INDUSTRIES, INC.

By: /s/ DAVID J. WEBSTER
   -----------------------------------------
Name: David J. Webster
     ---------------------------------------
Title: Senior Vice President
      --------------------------------------


ELECTRO COMPONENTES DE MEXICO, S.A. DE C.V.

By: /s/ DAVID J. WEBSTER
   -----------------------------------------
Name: David J. Webster
     ---------------------------------------
Title: Senior Vice President
      --------------------------------------


VIASYSTEMS EMS-EUROPE, LTD.

By: /s/ DAVID J. WEBSTER
   -----------------------------------------
Name: David J. Webster
     ---------------------------------------
Title: Senior Vice President
      --------------------------------------


VIASYSTEMS CANADA G.P.

By: /s/ DAVID J. WEBSTER
   -----------------------------------------
Name: David J. Webster
     ---------------------------------------
Title: Senior Vice President
      --------------------------------------


VIASYSTEMS MOMMERS BV

By: /s/ DAVID J. WEBSTER
   -----------------------------------------
Name: David J. Webster
     ---------------------------------------
Title: Senior Vice President
      --------------------------------------


SHANGHAI RELTEC COMMUNICATIONS TECHNOLOGY CO. LTD.

By: /s/ DAVID J. WEBSTER
   -----------------------------------------
Name: David J. Webster
     ---------------------------------------
Title: Senior Vice President
      --------------------------------------


                               SIGNATURE PAGE - 2

SHANGHAI VIASYSTEMS EMS CO. LTD.

By: /s/ DAVID J. WEBSTER
   -----------------------------------------
Name: David J. Webster
     ---------------------------------------
Title: Senior Vice President
      --------------------------------------


QINGDAO VIASYSTEMS TELECOMMUNICATIONS TECHNOLOGIES, CO. LTD.

By: /s/ DAVID J. WEBSTER
   -----------------------------------------
Name: David J. Webster
     ---------------------------------------
Title: Senior Vice President
      --------------------------------------


VIASYSTEMS CY EMS SHENZHEN COMPANY LTD.

By: /s/ DAVID J. WEBSTER
   -----------------------------------------
Name: David J. Webster
     ---------------------------------------
Title: Senior Vice President
      --------------------------------------


VIASYSTEMS EMS (HONG KONG) COMPANY LTD.

By: /s/ DAVID J. WEBSTER
   -----------------------------------------
Name: David J. Webster
     ---------------------------------------
Title: Senior Vice President
      --------------------------------------


GUANGZHOU KALEX LAMINATE COMPANY LTD.

By: /s/ DAVID J. WEBSTER
   -----------------------------------------
Name: David J. Webster
     ---------------------------------------
Title: Senior Vice President
      --------------------------------------


KALEX CIRCUIT BOARD (CHINA) LIMITED

By: /s/ DAVID J. WEBSTER
   -----------------------------------------
Name: David J. Webster
     ---------------------------------------
Title: Senior Vice President
      --------------------------------------


                               SIGNATURE PAGE - 3

GUANGZHOU TERMBRAY ELECTRONICS TECHNOLOGY CO. LTD.

By: /s/ DAVID J. WEBSTER
   -----------------------------------------
Name: David J. Webster
     ---------------------------------------
Title: Senior Vice President
      --------------------------------------


GUANGZHOU TERMBRAY CIRCUIT BOARD CO. LTD.

By: /s/ DAVID J. WEBSTER
   -----------------------------------------
Name: David J. Webster
     ---------------------------------------
Title: Senior Vice President
      --------------------------------------


KALEX MULTI-LAYER CIRCUIT BOARD (ZHONGSHAN) LTD.

By: /s/ DAVID J. WEBSTER
   -----------------------------------------
Name: David J. Webster
     ---------------------------------------
Title: Senior Vice President
      --------------------------------------




                               SIGNATURE PAGE - 4

                                    EXHIBIT A

                           Wire Transfer Instructions

                                    EXHIBIT B

        PRO RATA SHARE OR ALLOCABLE EXPENDITURES AND RELATED DEFINITIONS

         Pro Rata Share of Allocable Expenditures shall equal the product obtained by multiplying (i) the sum of all Allocable Expenditures that have not previously been paid or reimbursed to HMCo by the Clients and other Participating Acquired Companies, by (ii) a fraction, the numerator of which shall equal the total amount of Invested Capital (as from time to time outstanding) that any Fund has invested in the Clients' securities or instruments, as applicable, and the denominator of which shall equal the total amount of Invested Capital (as from time to time outstanding) that any Fund has invested in the securities or instruments of any and all Participating Acquired Companies.

         The capitalized terms used in the foregoing definition have the meanings set forth below:

         Allocable Expenditures shall mean all variable, fixed, and other costs, expenses, expenditures, charges, or obligations (including without limitation letters of credit, deposits, etc.) that are related to assets utilized, services provided, or programs administered by HMCo or its affiliates in connection with the performance by HMCo of financial oversight and monitoring services on behalf of any of the Clients and other Participating Acquired Companies, including without limitation corporate airplanes, charitable contributions, retainers for lobbyists and other professionals, and premiums and finance charges for director and officer insurance maintained for representatives of HMCo or its affiliates.

         Fund shall mean any one or more of the equity funds now or hereafter sponsored by Hicks, Muse, Tate & Furst Incorporated or its successors, including any LP Investment Entity (as defined in the limited partnership agreement for any such equity fund) formed under or with respect to any such equity fund.

         Invested Capital shall mean the total amount of partner capital that a Fund from time to time invests in the purchase of securities or instruments of a Participating Acquired Company, less the total cash distributions that constitute a return of such partner capital with proceeds from the disposition of all or any part of such securities or instruments. For each period for which the Pro Rata Share of Allocable Expenditures is being made, the applicable Invested Capital shall equal the amount outstanding as of the end of the respective period.

         Participating Acquired Company shall mean any partnership, corporation, trust, limited liability company, or other entity that is, for the period for which the Pro Rata Share of Allocable Expenditures is being determined, a party to a monitoring agreement or similar contract with HMCo or its affiliates and is, as of the end of such period, designated by HMCo to bear a portion of such allocable expenditures. HMCo may, in its sole and absolute discretion, determine not to designate an entity as a Participating Acquired Company with respect to such period. HMCo may make such determination of non-designation for no reason or for any reason, including without limitation the respective entity's bankruptcy or other temporary or permanent inability to pay fees or expenses to HMCo or its affiliates.